                                                                    EXHIBIT 10.5

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "FIRST AMENDMENT") is executed as of October 31, 2002 (the "EFFECTIVE DATE"), by and among Encore Acquisition Company, a Delaware corporation ("BORROWER"), Encore Operating, L.P., a Texas limited partnership ("OPERATING"), Fleet National Bank, a national banking association, as Administrative Agent ("ADMINISTRATIVE AGENT"), and the financial institutions a party hereto as Banks ("BANKS").

                                   WITNESSETH:

         WHEREAS, Borrower, Operating, Administrative Agent, the other Agents a party thereto and Banks are parties to that certain Credit Agreement dated as of June 25, 2002 (the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit loan to Borrower; and

         WHEREAS, Borrower and Operating have requested that Banks (a) amend certain terms of the Credit Agreement in certain respects, and (b) reaffirm the Borrowing Base of $220,000,000 to be effective as of December 1, 2002 and continuing until the first Redetermination thereafter; and

         WHEREAS, subject to the terms and conditions set forth herein, Banks have agreed to Borrower's and Operating's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Operating, Administrative Agent and each Bank hereby agree as follows:

         SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

         1.1. AMENDMENT TO DEFINITIONS. The definitions of "LOAN PAPERS" and "PERMITTED ENCUMBRANCES" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

                  "LOAN PAPERS" means this Agreement, the First Amendment, the Notes, the Mortgages, each Borrower Pledge Agreement, each Subsidiary Pledge Agreement, each Facility Guaranty, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

                  "PERMITTED ENCUMBRANCES" means with respect to any asset:

         (a) Liens (if any) securing the Obligations (including, without limitation, indebtedness, liabilities and obligations pursuant to any Hedge Transaction entered into by a Credit Party with any Bank or any Affiliate of any
Bank);

         (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or the operation of the subject property, and for the purposes of this Agreement, a minor defect in title shall include, but not be limited to, easements, zoning restrictions, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of any Credit Party that are customarily granted in the oil and gas industry;

         (c) contractual or statutory Liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests and Liens arising under joint operating agreements entered into in the ordinary course of business, in each case securing obligations which are not delinquent (except to the extent permitted by Section 9.7);

         (d) contractual or statutory mechanic's, materialmen's, warehouseman's, journeyman's and carrier's Liens and other similar Liens arising in the ordinary course of business which are not delinquent (except to the extent permitted by Section 9.7);

         (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are not required to be paid subject to satisfaction of the conditions set forth in Section 9.7;

         (f) lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Report including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest;

         (g) Liens encumbering assets securing Debt incurred to finance the purchase of such assets, provided, that (i) the principal amount of the Debt secured by a purchased asset shall not exceed one hundred percent (100%) of the purchase price of such asset, (ii) such Liens shall not extend to or encumber any other asset of any Credit Party, (iii) such Liens shall attach to such purchased asset substantially simultaneously with the purchase of such asset, and (iv) the aggregate amount of all Debt secured by such Liens shall not exceed $15,000,000;

         (h) Liens securing Hedge Transactions, including, without limitation, pledges of cash or cash equivalents, provided, that, (i) such Hedge Transactions comply with Section 10.11 to the extent applicable, and (ii) the aggregate amount of cash or cash equivalents pledged (or the fair market value of other, non-cash collateral pledged) shall not exceed $10,000,000 at any time; and

         (i) to the extent not included in clauses (a) through (h) above, Permitted Encumbrances under and as defined in the Mortgages.

         1.2. DEBT COVENANT. Section 10.1 of the Credit Agreement shall be amended to read in full as follows:

         "Section 10.1 INCURRENCE OF DEBT. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, incur, become or remain liable for any Debt other than (a) the Obligations (including, without limitation, Debt pursuant to any Hedge Transaction entered into by a Credit Party with a Bank or any Affiliate of any
         Bank), (b) the Permitted Subordinate Debt, (c) other Debt under Hedge Transactions, provided, that such Hedge Transactions comply with the terms and provisions of this Agreement, including, without limitation,
         Section 10.11, and (d) other Debt in an aggregate amount outstanding at any time not to exceed $15,000,000."

         1.3. USE OF PROCEEDS COVENANTS. Section 10.7 of the Credit Agreement shall be amended by deleting the last sentence thereof, and in lieu thereof, substituting the following sentence:

         "Without limiting the foregoing, no Letter of Credit will be issued hereunder for the purpose of providing credit enhancement with respect to any Debt or equity security of any Credit Party, or to secure any Credit Party's obligations with respect to Hedge Transactions other than (i) Hedge Transactions with a Bank or an Affiliate of such Bank, or (ii) Hedge Transactions with a counterparty other than a Bank or an Affiliate of a Bank provided that such Hedge Transactions otherwise comply with the terms and provisions of this Agreement, including, without limitation, Section 10.1 and Section 10.11.

         SECTION 2. BORROWING BASE. The Borrowing Base shall continue to be $220,000,000 from December 1, 2002 and continuing until the first Redetermination thereafter. Borrower, Operating and Banks agree that the Redetermination provided for in this Section 2 (a) shall be deemed to be the Scheduled Redetermination to occur on December 1, 2002 pursuant to Section 5.2 of the Credit Agreement, and (b) shall not be construed or deemed to be a Special Redetermination for purposes of Section 5.3 of the Credit Agreement.

         SECTION 3. CONDITIONS PRECEDENT. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

         3.1. NO DEFAULT. No Default or Event of Default shall have occurred which is continuing.

         3.2. FEES. Borrower shall have paid to Administrative Agent any fees payable to Administrative Agent or any Affiliate of Administrative Agent pursuant to this First Amendment and any separate agreement among Borrower, Operating, Administrative Agent or any Affiliate of Administrative Agent in consideration for providing services in connection with the credit facilities provided by the Credit Agreement.

         3.3. OTHER DOCUMENTS. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower and Operating shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWER AND OPERATING. TO induce Banks and Administrative Agent to enter into this First Amendment, Borrower and Operating hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:

         4.1. REAFFIRM EXISTING REPRESENTATIONS AND WARRANTIES. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in
Section 1 hereof.

         4.2. DUE AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by Borrower and Operating of this First Amendment are within Borrower's and Operating's corporate and partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower, Operating or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except Permitted Encumbrances.

         4.3. VALIDITY AND ENFORCEABILITY; EXTENSION OF LIENS. This First Amendment constitutes the valid and binding obligation of Borrower and Operating enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         4.4. NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default has occurred which is continuing.

         SECTION 5. MISCELLANEOUS.

         5.1. REAFFIRMATION OF LOAN PAPERS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be modified pursuant hereto.

         5.2. PARTIES IN INTEREST. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3. LEGAL EXPENSES. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

         5.4. COUNTERPARTS. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Borrower, Operating and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

         5.5. COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         5.6. HEADINGS. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

         5.7. EFFECTIVENESS. This First Amendment shall be effective automatically and without necessity of any further action by Borrower, Operating, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Operating and Required Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature pages to follow]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                         AND THE BANKS A PARTY THERETO

BORROWER:

ENCORE ACQUISITION COMPANY,
a Delaware corporation

By: /s/ MORRIS B SMITH
    --------------------------------
Name: MORRIS B  SMITH
Title: EJP - CFO

OPERATING:

ENCORE OPERATING, L.P.,
a Texas limited partnership

By: EAP Operating, Inc.,
    a Delaware corporation,
    its sole general partner

    By: /s/ MORRIS B SMITH
        -----------------------------------
    Name: MORRIS B SMITH
    Title: EJP - CFO

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                              HYPERION ENERGY, LP,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                         AND THE BANKS A PARTY THERETO

ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
as Administrative Agent

By: /s/ Jeffrey H. Rathkamp
    -------------------------------
    Jeffrey H. Rathkamp,
    Vice President

BANKS:

FLEET NATIONAL BANK,
as a Bank

BY: /s/ Jeffrey H. Rathkamp
   ------------------------------------
   Jeffrey H. Rathkamp,
   Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BANK:

WACHOVIA BANK, N.A.

By: /s/ David E. Humphreys
    -------------------------------
Name: David E. Humphreys
Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                         AND THE BANKS A PARTY THERETO

BANK:

FORTIS CAPITAL CORP.

BY: /s/ David Montgomery
    -----------------------------------
NAME: David Montgomery
Title: Senior Vice President

By /s/ Darrell W. Holley
   ---------------------------------------
Name: Darrell W. Holley
Title: Managing Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BANK:

BNP PARIBAS

By: /s/ David Dodd
   ----------------------------
Name: David Dodd
Title: Director

By: /s/ Betsy Jocher
   -------------------------------
Name: Betsy Jocher
TITLE: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BANK:

CREDIT SUISSE FIRST BOSTON,
CAYMAN ISLANDS BRANCH

By: /s/ James P. Moran
   -----------------------------------
Name: JAMES P. MORAN
Title: DIRECTOR

By: /s/ Ian W. Nalitt
   -------------------------------------
Name: IAN W. NALITT
Title: ASSOCIATE

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                         AND THE BANKS A PARTY THERETO

BANK:

THE FROST NATIONAL BANK

By: /s/ John S. Warren
   ------------------------------------
Name: John S. Warren
TITLE: Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                         AND THE BANKS A PARTY THERETO

BANK:

UNION BANK OF CALIFORNIA, N.A.

By: /s/ Gary Shekerjian
    ------------------------------
Name: Gary Shekerjian
Title:   Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BANK:

COMERICA BANK - TEXAS

By: /s/ Michele Jones
    ----------------------------------
Name: Michele Jones
Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BANK:

COMPASS BANK

By: /s/ Dorothy Marchand
   ------------------------------
Name: Dorothy Marchand
Title: Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                         AND THE BANKS A PARTY THERETO

BANK:

SUNTRUST BANK

By: /s/ Ilene S. Fowler
    ----------------------------
Name: Ilene S. Fowler
Title:  Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BANK:

RZB FINANCE LLC

By: /s/ Pearl Geffers
    ---------------------------------
Name: PEARL GEFFERS
Title:  FIRST VICE PRESIDENT

By: /s/ John A. Valiska
   ----------------------------------
Name: John A. Valiska
Title: Group Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                         AND THE BANKS A PARTY THERETO

BANK:

BANK OF SCOTLAND

By: /s/ Joseph Fratus
    ----------------------------------
Name: JOSEPH FRATUS
TITLE: FIRST VICE PRESIDENT

                                [Signature Page]